EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Berkshire Income Realty, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
C. Quade , as Chief Financial Officer of the Company, certify, pursuant to and for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2003                                               /s/ David C. Quade
                                                        -----------------------
                                                             David C. Quade
                                                        Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Berkshire Income Realty, Inc. and will be retained by Berkshire Income Realty, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.